EXHIBIT 10.17

                        CONSULTING AND SERVICES AGREEMENT

This Consulting and Services Agreement (hereinafter referred to as the "Agreement") has been executed by and between the following parties on April 5, 2005 in Guangzhou.

Party A: Guangzhou 3G Information Technology Co., Ltd. (Chinese Company Name "________________"), a company incorporated in Guangzhou, China whose principal place of business is 11 Caipin Road, Science City, High & New Technology Industrial Development Zone, Guangzhou, 510730, China (Chinese Address "________________"

Party B: An affiliated Chinese entity of Party A: Guangzhou Sunroom Information Industrial Co, Ltd., (Chinese Company Name "________________") a company incorporated in Guangzhou, China whose principal place of business is 15/F, Huajian Building. No. 233, Tianfu Road. Tianhe Guangzhou 510630, China (Chinese address "________________")

WHEREAS:

(1) Party A is a wholly foreign owned enterprise established in the People's Republic of China (hereinafter referred to as "China"), and has the resources to provide technical and consulting services;

(2) Party B is a company with exclusively domestic capital registered in China and may engage in the business of providing value-added telecom services (VAS), internet and mobile entertainment application development, mobile game software design and development, mobile customer relationship management (CRM) services for China's telecom operators, mobile marketing and promotion services, management and consulting services, mobile internet information technology, mobile payment and mobile point of sale (POS) solutions, mobile consumer analytics, mobile data-mining, internet e-commerce and mobile commerce, mobile applications based on WAP, KJava, IVR, MS, MFLASH, short messaging services
(SMS), multimedia messaging services (MMS), outsourced game development, and other mobile value-added services (VAS) in the PRC, and operates the following internet and mobile gaming web sites: www.vs366.com.

(3) Party A agrees to provide Party B with exclusive technical consulting and related services in telecommunications value-added business during the term of this Agreement utilizing its own advantages in human capital and information, and Party B agrees to accept the technical consultations and services provided by Party A.

Wherefore, through mutual discussion, the parties have reached the following agreements:

1. Exclusive Consultations and Services: Exclusive Interest

1.1 During the term of this Agreement, Party A agrees to provide Party B with relevant technical consultations and services as Party B's exclusive provider of technical and consultation services, in accordance with the conditions of this Agreement (for specific contents, see Attachment 1).

1.2 Party B agrees to accept the technical consultations and services provided by Party A. Party B further agrees that unless Party A consents in writing in advance, during the term of this Agreement, Party B shall not accept technical consultations and services provided by any third party regarding the aforementioned business.

1.3 Party A shall have exclusive interests in all rights, ownership, interests and intellectual properties arising from the performance of this Agreement, including but not limited to copyrights, patents, technical secrets, trade secrets and others, regardless of whether they have been developed by Party A or by Party B based on Party A's intellectual properties.





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2. The Calculation and Payment of the Technical Consulting and Service Fee
(hereinafter referred to as "Consulting Service Fee")

The parties agree that the Consulting Service Fee under this Agreement shall be determined and paid based on the methods set forth in Attachment 2.

3.       Representations and Warranties

3.1      Party A hereby represents and warrants as follows:

3.2.1 Party A is a wholly foreign owned enterprise legally registered and validly existing in accordance with Chinese laws.

3.2.2 Party A's execution and performance of this Agreement is within the scope of its business operations; Party A has taken necessary corporate actions and given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate the restrictions of laws binding or having an impact thereon.

3.2.3 This Agreement shall constitute Party A's legitimate and valid obligations as soon as it is executed, and shall be enforceable against it.

3.2      Party B hereby represents and warrants as follows:

3.2.1 Party B is a company legally registered and validly existing in accordance with Chinese laws and may engage in VAS business as approved by the authority Chinese government departments;

3.2.2 Party B's execution and performance of this Agreement is within the scope of its business operations; Party B has taken necessary corporate actions and given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate the restrictions of laws binding or having an impact thereon.

3.2.3 This Agreement shall constitute Party B's legitimate and valid obligations as soon as it is executed, and shall be enforceable against it.

4.       Confidentiality Clauses

4.1 Party B agrees to maintain the confidentiality of confidential materials and information (hereinafter referred to as "Confidential Information") of Party A that Party B learns or has access to due to its acceptance of Party A's exclusive consultations and services, and shall take various security measures designed to maintain such confidentiality; without the prior written consent of Party A, Party B shall not disclose, give or transfer such Confidential Information to any third party. Upon the termination of this Agreement, Party B shall return any document, material or software that contains such Confidential Information to Party A at Party A's request, or shall destroy same on his own and shall delete any Confidential Information from the relevant memory devices and shall not continue to use such Confidential Information.

4.2 The parties agree that this section shall survive changes to, rescission or termination of this Agreement.





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5. Indemnification

Party B shall indemnify Party A for and hold Party A harmless from any loss, injury, obligation or expenses caused by any lawsuit, claims or other demands against Party A arising from or caused by contents of consultations and services requested by Party B.

6. Effectiveness and Term

6.1 This Agreement shall be executed on the date first above written and shall take effect as of the even date therewith. Unless terminated early in accordance with the provisions of this Agreement or relevant agreements separately executed between the parties, the term of this Agreement shall be years.

6.2 The term of this Agreement shall not be extended unless confirmed in writing by Party A prior to the expiration thereof. The extended term shall be determined by the parties to this Agreement through consensus.

7. Termination

7.1 Termination upon date of expiration. Unless renewed in accordance with the relevant terms of this Agreement, this Agreement shall be terminated upon the date of expiration thereof.

7.2 Early termination. During the term of this Agreement, unless Party A commits a gross fault, fraudulent act, other illegal acts or becomes bankrupt, Party B shall not terminate this Agreement early. Notwithstanding the aforementioned covenant, Party A shall have the right to terminate this Agreement upon 30 days of written notice to Party B at any time.

7.3 Terms that survive termination. The rights and obligations of the parties under Article 4 and Article 5 shall survive the termination of this Agreement.

8. Resolution of Disputes

In the event of any dispute with respect to the construction and performance of the provisions of this Agreement, the parties shall hold consultations in good faith to resolve same. Upon failure of such consultations, either party may submit the relevant dispute to the China International Economics and Foreign Trade Arbitration Commission for resolution by arbitration, in accordance with its current arbitration rules. The arbitration shall be performed in Shanghai, and the language used during arbitration shall be Chinese. The arbitration ruling shall be final and binding on both parties.

9. Force Majeure

9.1 "Force majeure" shall refer to any event beyond the reasonable control of either party and that still cannot be avoided even if the party affected has exercised reasonable care, including but not limited government actions, acts of God, fire, explosions, storms, flood, earthquakes, tides, lightning or war. But a lack of credit, funds or financing shall not be deemed a circumstances beyond the reasonable control of either party. The party affected by a "force majeure event" shall notify the other party of such relief from liability as soon as possible.

9.2 In the event that the performance of this Agreement is delayed or impeded by the aforementioned "force majeure," the party affected by such force majeure shall not be liable in any way under this Agreement to the extent of such delay or impedance. The party affected shall take appropriate measures to mitigate or eliminate the impact of such "force majeure" and shall attempt to resume the performance of obligations delayed or impeded by such "force majeure." As soon as the force majeure event is eliminated, the parties agree to use their best efforts to resume the performance of this Agreement.

10. Notices

Notices or other communications sent by either party as required by this Agreement shall be written in Chinese, and a notice shall be deemed served when it is delivered to the address of either party or the addresses of both parties below by personal delivery, registered mail, mail with prepaid postage or recognized express mail or facsimile.


         To Party A :
         Attn: Mr. Liao Mengjiang AIAI1/2-, General Manager Guangzhou 3G Information Technology Co., Ltd ("________________")
                           11 Caipin Road, Science City, High & New Technology Industrial Development Zone, Guangzhou, 510730, China (Chinese Address "________________")

         To Party B
         Attn: Mr. Wang, Yongchao IoOA(3)<172>, General Manager Guangzhou Sunroom Informaiton Industrial Co., Ltd ("________________")
                           15/F, Huajian Building. No. 233, Tianfu Road. Tianhe Guangzhou 510630, China (Chinese Address ("________________")

11. ASSIGNMENT

Unless Party A's prior written consent is obtained, Party B shall not assign the rights enjoyed to thereby and obligations undertaken thereby under this Agreement to any third party.

12. SEVERABILITY

In the event that any provisions of this Agreement are invalid or unenforceable due to inconsistency with law, then such provisions shall only be invalid or unenforceable to the extent of the jurisdiction of such law, and shall not affect the legal validity of the remaining provisions of this Agreement.

13. AMENDMENTS AND SUPPLEMENTS

Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

14. GOVERNING LAWS

This Agreement shall be governed by laws of China and shall be construed in accordance therewith.

IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Agreement as of the date first above written.

Party A: Guangzhou 3G Information Technology Co., Ltd (Chinese Company Name "________________")

                                     By: /s/ Liao, Mengjiang
                                         -----------------------------------
                                         Name: Liao, Mengjiang
                                         Title: General Manager


Party B: An affiliated Chinese entity of Party A: Guangzhou Sunroom Information Industrial Co, Ltd., (Chinese Company Name "________________")

                                     By: /s/ Wang Yongchao
                                         -----------------------------------
                                         Name: Wang Yongchao
                                         Title: General Manager

ATTACHMENT 1: Table of Contents of Technical Consultations and Services

Including furnishing of training of personnel, network platforms appurtenant to management and information services required for Party B's business, making recommendations to Party B regarding the telecommunications value-added and other forms of services accepted by the parties.

ATTACHMENT 2: The Calculation and Payment of the Technical Consulting and Service Fee

For each Value-added Service sold by Party B, Party B shall pay Party A 100% of each income in technical consulting and service fee. Party B shall settle and pay the aforementioned technical consulting and service fee by the 15th of each month.

The aforementioned method of calculation may be adjusted quarterly by Party A and Party B depending on the current actual circumstances.

                             SHARE PLEDGE AGREEMENT

This Share Pledge Agreement (hereinafter referred to as this "Agreement") has been executed by and between the following parties on April 5, 2005 in Guangzhou, PRC.

PLEDGEE: Guangzhou 3G Information & Technology Limited.

PLEDGOR: Sun,Zhengquan (PRC ID: 420111196801105655), Liao, Mengjiang (PRC ID:
432503197202144812), and Wang, Yongchao (PRC ID: 440823197306096917),
shareholders of an Affiliated Chinese Entity of Pledgee, located at Room 201, No. 56 Tianhedong Road, Tianhe, Guangdong, China; at Suntek New Technology Research & Design Co, Ltd., Nanda Road, Shipai Tianhe, Guangzhou, Guangdong, China(pound)>>and Suntek New Technology Research & Design Co, Ltd., Nanda Road, Shipai Tianhe, Guangzhou, Guangdong, China respectively (hereinafter jointly referred to as the "PLEDGORS");

WHEREAS:

1. Pledgors are citizens of the People's Republic of China (hereinafter referred to as "China"), and hold 100% of the shares in Guangzhou Sunroom Information Industrial Co., Ltd. ("Guangzhou Sunroom"). Guangzhou Sunroom is a limited liability company registered in Guangzhou, China.

2. Pledgee is a wholly foreign owned entity registered in Guangzhou, China, and is engaged in the business of providing technical and consulting services.

3. Pledgee and Guangzhou Sunroom executed a Consulting Services Agreement (hereinafter referred to as the "Service Agreement") on April 5, 2005;

3. To ensure that Pledgee collects consulting and service fees regularly from Guangzhou Sunroom owned by Pledgors, Pledgors hereby pledge all of the shares in Guangzhou Sunroom held by him as security for the consulting and service fees under the Service Agreement.

To perform the provisions of the Service Agreement, Pledgors and Pledgee have mutually agreed to execute this Agreement upon the following terms.

1. Unless otherwise provided herein, the terms below shall have the following meanings:

1.1 Pledge: shall refer to the entire content set forth in Article 2 of this Agreement.

1.2 Shares: shall refer to all of the shares lawfully held by Pledgors in Guangzhou Sunroom.

1.3 Pledge Ratio: shall refer to the ratio between value of the pledge under this Agreement and the service fees payable by Guangzhou Sunroom to Pledgee.

1.4 Term of Pledge: shall refer to the term set forth in Section 3.2 of this Agreement.

1.5 Service Agreement: shall refer to the Consulting Services Agreement executed by and between Guangzhou Sunroom owned by Pledgors and Pledgee on April 5, 2005.

1.6 Event of Default: shall refer to any circumstances set forth in Article 7 of this Agreement.

1.7 Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2. THE PLEDGE

2.1 Pledgors hereby pledge to Pledgee all of his shares in Guangzhou Sunroom. "Pledge" shall refer to the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the shares held by Pledgors.

3. THE PLEDGE RATIO AND TERM OF PLEDGE

3.1 The Pledge Ratio

3.1.1 The Pledge Ratio of the Pledge shall be approximately 100%.

3.2 Term of Pledge

3.2.1 The Pledge in accordance with this Agreement shall take effect as of the date of recording on the shareholders list of Guangzhou Sunroom, and the effective term of the Pledge shall be the same as the effective term of the Service Agreement. The parties agree to complete the filing procedures of the Pledge with the industry and commerce administration government authorities with which Guangzhou Sunroom was registered after this Agreement takes effect.

3.2.2 DURING THE TERM OF THE PLEDGE, IN THE EVENT THAT PLEDGORS FAIL TO PAY THE EXCLUSIVE TECHNICAL CONSULTING SERVICE FEES IN ACCORDANCE WITH THE SERVICE AGREEMENT, PLEDGEE SHALL HAVE THE RIGHT TO DISPOSE OF THE PLEDGE IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT.

4. CUSTODY OF RECORDS FOR SHARES SUBJECT TO PLEDGE

4.1 During the Term of Pledge set forth in this Agreement, Pledgors shall submit to Pledgee's custody the capital contribution certificate for the Shares and the shareholder's list within one week from the execution of this Agreement.

4.2 Pledgee shall have the right to collect dividends generated by the Shares.

5. REPRESENTATIONS AND WARRANTIES OF PLEDGORS

5.1 Pledgors are the lawful owners of the Shares.

5.2 Whenever Pledgee exercises its right with respect to the Pledge in accordance with this Agreement, there shall not be any intervention from any other parties.

5.3 Pledgee shall have the right to dispose of and transfer the Pledge in accordance with the provisions set forth in this Agreement.

5.4 Except the Pledgee, the Pledgors have not placed any other pledge rights on the Shares.

6. COVENANTS OF THE PLEDGORS

6.1 Pledgors hereby promise to the Pledge for the interest of the Pledgee, that during the term of this Agreement, Pledgors shall:

6.1.1 Not transfer the Shares, place or permit the existence of any pledge that may affect the Pledgee's rights and interests in the Shares, without the prior written consent of Pledgee;

6.1.2 Comply with the provisions of all laws and regulations applicable to the pledge of rights, and within 5 days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee's reasonable request or upon consent of Pledgee;

6.1.3 Promptly notify Pledgee of any event or notice received by Pledgee that may have an impact on Pledgee's rights to the Shares or any portion thereof, as well as promptly notify Pledgee of any event or notice received by Pledgee that may have an impact on any guarantees and other obligations of Pledgor arising in connection with this Agreement.

6.2 Pledgors agree that the rights acquired by Pledgee in accordance with this Pledge Agreement with respect to Pledge shall not be interrupted or harmed by Pledgors or any heirs or representatives of Pledgors or any other persons through operation of law.

6.3 Pledgors hereby warrant to Pledgee that to protect or perfect the guarantee provided by this Agreement for payment of the consulting service fees under the Service Agreement, Pledgors hereby execute in good faith and shall cause other parties who have a stake in the Pledge to execute all rights certificates, agreements, deeds and/or covenants required by Pledgee and / or shall perform and shall cause other parties who have a stake in the Pledge to perform actions required by Pledgee, and facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, execute all relevant documents that modify stock certificates with Pledgee or designee(s) of Pledgee (natural persons / legal persons), and shall provide to Pledgee within a reasonable time all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4 Pledgors hereby warrant to Pledgee that for Pledgee's interest, Pledgors shall comply with representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgors shall indemnify Pledgee for all of its losses resulting therefrom.

7. EVENT OF DEFAULT

7.1 The following circumstances shall be deemed Events of Default:

7.1.1 Guangzhou Sunroom fails to pay in full the exclusive technical service fees payable under the Service Agreement;

7.1.2 Any representation or warranty by Pledgors in Article 5 of this Agreement contains material misrepresentations or errors, and/or Pledgors violate any of the warranties in Article 5 of this Agreement;

7.1.3 Pledgors breach any of the covenants in Article 6 of this Agreement;

7.1.4 Pledgors breach any provisions of this Agreement;

7.1.5 Pledgors give up the Shares pledged or assign the Shares pledged without the written consent of Pledgee;

7.1.6 Any of Pledgors' own loans, guarantees, indemnification, promises or other debt liabilities to any third party or parties (1) have been subject to a demand of early repayment or performance; or (2) have become due but are not capable of being repaid or performed in a timely manner, thus leading Pledgee to believe that Pledgors' ability to perform its obligations under this Agreement has been affected;

7.1.7 Pledgors are unable to repay general debts and other debts;

7.1.8 The promulgation of applicable laws have rendered this Agreement illegal or have rendered it impossible for Pledgors to continue to perform its obligations under this Agreement;

7.1.9 All approvals, licenses, permits or authorizations of government agencies that make this Agreement enforceable, legal and effective have been withdrawn, terminated, invalidated or substantively changed;

7.1.10 Adverse changes in properties owned by Pledgors, which lead Pledgee to believe that that Pledgors' ability to perform its obligations under this Agreement has been affected;

7.1.11 The successor or custodian of Guangzhou Sunroom is capable of only partially perform or refuses to perform the payment obligations under the Service Agreement;

7.1.12 Breach of this Agreement resulting from breach of other provisions of this Agreement by Pledgors' action or omission; and

7.1.13 Other circumstances where Pledgee is unable to exercise its right with respect to the Pledge.

7.2 Upon information or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgors shall immediately notify Pledgee in writing. Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee's satisfaction, Pledgee may issue a Notice of Default to Pledgors in writing upon the occurrence of the Event of Default or at any time thereafter and demand that Pledgors immediately pay all outstanding payments due under the Service Agreement and all other payments due to Pledgee, or dispose of the Pledge in accordance with the provisions of Article 8 of this Agreement.

8. EXERCISE OF PLEDGE

8.1 Prior to the full payment of the consulting service fee described in the Service Agreement, without the Pledgee's written consent, Pledgors shall not assign the Pledge.

8.2 Pledgee shall issue a Notice of Default to Pledgors when exercising the Pledge.

8.3 Subject to the provisions of Section 7.3, Pledgee may exercise the right to dispose of the Pledge concurrently with the issuance of the Notice of Default in accordance with Section 7.2 or at any time after the issuance of the Notice of Default.

8.4 Pledgee shall have the right to be compensated with the conversion price of the Shares under this Agreement in part or in whole, in accordance with legally mandated procedures, or with the auction or sale price of such Shares on a preferential basis, until all outstanding consulting service fees and all other outstanding payments under the Service Agreement have been paid off.

8.5 When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgors shall not erect any impediment, and shall provide necessary assistance to enable Pledgee to realize its Pledge.

9. ASSIGNMENT

9.1 Unless Pledgee consents in advance, Pledgors shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2 This Agreement shall be binding on Pledgors and the successors thereof, and shall be valid with respect to Pledgee and each of the successors and assigns thereof.

9.3 At any time, Pledgee may assign any and all of its rights and obligations under the Service Agreement to its designee(s) (natural / legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were a party to this Agreement. When the Pledgee assigns the rights and obligations under the Service Agreement, upon Pledgee's request, Pledgors shall execute relevant agreements and / or documents relating to such an assignment.

9.4 In the event of a change in Pledgee due to an assignment, the new parties to the Pledge shall execute a new pledge agreement.

10. TERMINATION

10.1Upon the payoff of the consulting service fees under the Service Agreement and Pledgors no longer undertakes any obligations under the Service Agreement, this Pledge Agreement shall be terminated, and Pledgors shall then cancel or terminate this Agreement as soon as reasonably practicable.

11. HANDLING FEES AND OTHER EXPENSES

11.1 All fees and out of pocket expenses relating to this Agreement, including but not limited legal costs, cost of production, stamp tax and any other taxes and fees shall be borne by Pledgors. In the event that the law requires Pledgee to pay relevant taxes, Pledgors shall provide full reimbursement for all taxes already paid by Pledgee.

11.2 IN THE EVENT THAT PLEDGORS FAIL TO PAY ANY TAXES AND FEES IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT OR IN THE EVENT THAT DUE TO OTHER REASONS, PLEDGEE ATTEMPTS TO RECOVER TAXES AND FEES PAYABLE BY PLEDGORS THROUGH ANY MEANS, ALL EXPENSES (INCLUDING BUT NOT LIMITED TO VARIOUS TAXES, HANDLING FEES, MANAGEMENT FEES, COST OF LITIGATION, ATTORNEY'S FEES AND VARIOUS INSURANCE PREMIUMS, ETC.) RESULTING THEREFROM SHALL BE BORNE BY PLEDGORS.

12. FORCE MAJEURE

12.1 "Force majeure" shall refer to any event beyond the reasonable control of either party and that still cannot be avoided even if the party affected has exercised reasonable care, including but not limited government actions, acts of God, fire, explosions, storms, flood, earthquakes, tides, lightning or war. But a lack of credit, funds or financing shall not be deemed a circumstances beyond the reasonable control of either party. The party affected by a "force majeure event" shall notify the other party of such relief from liability as soon as possible.

12.2 In the event that the performance of this Agreement is delayed or impeded by the aforementioned "force majeure," the party affected by such force majeure shall not be liable in any way under this Agreement to the extent of such delay or impedance. The party affected shall take appropriate measures to mitigate or eliminate the impact of such "force majeure" and shall attempt to resume the performance of obligations delayed or impeded by such "force majeure." As soon as the force majeure event is eliminated, the parties agree to use their best efforts to resume the performance of this Agreement.

13. RESOLUTION OF DISPUTES

13.1 This Agreement shall be governed by laws of China and shall be construed in accordance therewith.

13.2 In the event of any dispute with respect to the construction and performance of the provisions of this Agreement, the parties shall negotiate in good faith to resolve same. Upon failure of such negotiations, any party may submit the relevant disputes to the China International Economics and Foreign Trade Arbitration Commission for resolution by arbitration, in accordance with its current arbitration rules., and the language used during arbitration shall be Chinese. The arbitration ruling shall be final and binding on both parties.

14. NOTICES

14.1 Notices sent by the parties to perform the rights and obligations under this Agreement shall be in writing. If sent by personal delivery, such a notice shall be deemed served upon actual delivery; if sent by telex or facsimile, such a notice shall be deemed served at the time of transmission. If the date of transmission is not a business day or if transmission is after hours, then the next consecutive business day shall be the date of service. The address of service shall be the addresses of the two parties on the first page of this Agreement or addresses notified in writing at any time subsequently. In writing shall include facsimiles and telexes.

15. ATTACHMENTS

The attachments set forth in this Agreement shall be an integral part hereof.

16. EFFECTIVENESS

Any amendments, changes and supplements to this Agreement shall be in writing and shall take effect upon affixation of the signatures and seals of the parties.

16.2 This Agreement is written in English in triplicate copies.

                           (Signature Page to Follow)

PLEDGEE: Guangzhou 3G Information Technology Co., Ltd.

Authorized representative: /s/ Liao Mengjiang
                           ------------------------
                              Liao Mengjiang
Title: General Manager

PLEDGORS:

/s/ Sun Zhengquan

Sun Zhengquan:
               -----------------------------

/s/ Wang Yongchao

Wang Yongchao:
               -----------------------------

/s/ Liao Mengjiang

Liao Mengjiang:
               -----------------------------

                                POWER OF ATTORNEY

We SUN ZHENGQUAN (PRC ID: 420111196801105655), LIAO MENGJIANG (PRC ID:
432503197202144812), and WANG, YONGCHAO - (PRC ID: 440823197306096917), hereby irrevocably authorize Mr. Victor Tongto exercise the following rights during the term of this Power of Attorney:

Mr. Victor Tong is hereby authorized to exercise on my behalf at shareholders meetings of GUANGZHOU SUNROOM INFORMATION INDUSTRIAL CO., LTD. (the "Company"), all the shareholder's voting rights I am entitled to under Chinese laws and the Company's bylaws, including but not limited to the sale or transfer of the shares I hold in the Company in part or in whole, and designate and appoint on my behalf at the shareholders meetings of the Company, the chief executive officer of the Company.

The aforementioned authorization shall be subject to Mr. Victor Tong being an employee of PACIFICNET STRATEGIC INVESTMENT HOLDINGS LIMITED. ("PacificNet Strategic"). As soon as Mr. Victor Tong no longer holds any position with PacificNet Strategic, I shall withdraw the authorization granted thereto herein, and shall designate / authorize another employee of PacificNet Strategic to exercise all of my shareholders voting rights at shareholders meetings of the Company.

During the valid existence of the Company, unless the Operating Agreement jointly executed by and between Guangzhou 3G Information Technology Co., Ltd. and the Company is terminated early due to any reason, the term of this Power of Attorney shall be 5 years from the date of execution of this Power of Attorney.

SIGNATURE:

Sun Zhengquan:  /s/ Sun Zhengquan


Liao Mengjiang: /s/ Liao Mengjiang


Wang Yongchao: /s/ Wang Yongchao

Date: March 28, 2005

                        CONSULTING AND SERVICES AGREEMENT

This Consulting and Services Agreement (hereinafter referred to as the "Agreement") has been executed by and between the following parties on October 10, 2004 in Guangzhou.

Party A: Guangzhou Dianxun Digital Network Technology Co., Ltd (Chinese Company Name "________________"), a company incorporated in Guangzhou, China whose principal place of business is Room 803, GuangRi Building, Si You Nan Road, Wuyang XinCheng, Guangzhou 510613, China (Chinese Address "________________")

Party B: An affiliated Chinese entity of Party A: GuangZhou DianXun Company Limited (Chinese Company Name "________________"), a company incorporated in Guangzhou, China whose principal place of business is Room 803, GuangRi Building, Si You Nan Road, Wuyang XinCheng, Guangzhou 510613, China (Chinese Address "________________") .

WHEREAS:

(1) Party A is a wholly foreign owned enterprise established in the People's Republic of China (hereinafter referred to as "China"), and has the resources to provide technical and consulting services;

(2) Party B is a company with exclusively domestic capital registered in China and may engage in the business of providing value-added telecom services (VAS), internet and mobile entertainment application development, mobile game software design and development, mobile customer relationship management (CRM) services for China's telecom operators, mobile marketing and promotion services, management and consulting services, mobile internet information technology, mobile payment and mobile point of sale (POS) solutions, mobile consumer analytics, mobile data-mining, internet e-commerce and mobile commerce, mobile applications based on WAP, KJava, BREW, EMS, short messaging services (SMS), multimedia messaging services (MMS), outsourced game development, and other mobile value-added services (VAS) in the PRC, and operates the following internet and mobile gaming web sites:
www.Mo168.com;

(3) Party A agrees to provide Party B with exclusive technical consulting and related services in VAS service business during the term of this Agreement utilizing its own advantages in human capital and information, and Party B agrees to accept the technical consultations and services provided by Party A.

(4) Party A and Party B previously executed a Consulting Services Contract on Dec 1, 2004, and the parties now desire to make amendments to the conditions of said contract, and to execute this Agreement to replace said Consulting Services Contract.

Wherefore, through mutual discussion, the parties have reached the following agreements:

1. Exclusive Consultations and Services: Exclusive Interest

1.1 During the term of this Agreement, Party A agrees to provide Party B with relevant technical consultations and services as Party B's exclusive provider of technical and consultation services, in accordance with the conditions of this Agreement (for specific contents, see Attachment 1).

1.2 Party B agrees to accept the technical consultations and services provided by Party A. Party B further agrees that unless Party A consents in writing in advance, during the term of this Agreement, Party B shall not accept technical consultations and services provided by any third party regarding the aforementioned business.

1.3 Party A shall have exclusive interests in all rights, ownership, interests and intellectual properties arising from the performance of this Agreement, including but not limited to copyrights, patents, technical secrets, trade secrets and others, regardless of whether they have been developed by Party A or by Party B based on Party A's intellectual properties.

2. The Calculation and Payment of the Technical Consulting and Service Fee (hereinafter referred to as "Consulting Service Fee")

The parties agree that the Consulting Service Fee under this Agreement shall be determined and paid based on the methods set forth in Attachment 2.

Representations and Warranties

3.1 Party A hereby represents and warrants as follows:

3.2.1 Party A is a wholly foreign owned enterprise legally registered and validly existing in accordance with Chinese laws.

3.2.2 Party A's execution and performance of this Agreement is within the scope of its business operations; Party A has taken necessary corporate actions and given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate the restrictions of laws binding or having an impact thereon.

3.2.3 This Agreement shall constitute Party A's legitimate and valid obligations as soon as it is executed, and shall be enforceable against it.

3.2 Party B hereby represents and warrants as follows:

3.2.1 Party B is a company legally registered and validly existing in accordance with Chinese laws and may engage in VAS business as approved by authority Chinese government departments;

3.2.2 Party B's execution and performance of this Agreement is within the scope of its business operations; Party B has taken necessary corporate actions and given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate the restrictions of laws binding or having an impact thereon.

3.2.3 This Agreement shall constitute Party B's legitimate and valid obligations as soon as it is executed, and shall be enforceable against it.

4. Confidentiality Clauses

4.1 Party B agrees to maintain the confidentiality of confidential materials and information (hereinafter referred to as "Confidential Information") of Party A that Party B learns or has access to due to its acceptance of Party A's exclusive consultations and services, and shall take various security measures designed to maintain such confidentiality; without the prior written consent of Party A, Party B shall not disclose, give or transfer such Confidential Information to any third party. Upon the termination of this Agreement, Party B shall return any document, material or software that contains such Confidential Information to Party A at Party A's request, or shall destroy same on his own and shall delete any Confidential Information from the relevant memory devices and shall not continue to use such Confidential Information.

4.2 The parties agree that this section shall survive changes to, rescission or termination of this Agreement.

5. Indemnification

Party B shall indemnify Party A for and hold Party A harmless from any loss, injury, obligation or expenses caused by any lawsuit, claims or other demands against Party A arising from or caused by contents of consultations and services requested by Party B.

6. Effectiveness and Term

6.1 This Agreement shall be executed on the date first above written and shall take effect as of the even date therewith. Unless terminated early in accordance with the provisions of this Agreement or relevant agreements separately executed between the parties, the term of this Agreement shall be ten years.

6.2 The term of this Agreement shall not be extended unless confirmed in writing by Party A prior to the expiration thereof. The extended term shall be determined by the parties to this Agreement through consensus.

7. Termination

7.1 Termination upon date of expiration. Unless renewed in accordance with the relevant terms of this Agreement, this Agreement shall be terminated upon the date of expiration thereof.

7.2 Early termination. During the term of this Agreement, unless Party A commits a gross fault, fraudulent act, other illegal acts or becomes bankrupt, Party B shall not terminate this Agreement early. Notwithstanding the aforementioned covenant, Party A shall have the right to terminate this Agreement upon 30 days of written notice to Party B at any time.

7.3 Terms that survive termination. The rights and obligations of the parties under Article 4 and Article 5 shall survive the termination of this Agreement.

8. Resolution of Disputes
In the event of any dispute with respect to the construction and performance of the provisions of this Agreement, the parties shall hold consultations in good faith to resolve same. Upon failure of such consultations, either party may submit the relevant dispute to the China International Economics and Foreign Trade Arbitration Commission Guangzhou Chapter for resolution by arbitration, in accordance with its current arbitration rules. The arbitration shall be performed in Guangzhou, and the language used during arbitration shall be Chinese. The arbitration ruling shall be final and binding on both parties.

9. Force Majeure

9.1 "Force majeure" shall refer to any event beyond the reasonable control of either party and that still cannot be avoided even if the party affected has exercised reasonable care, including but not limited government actions, acts of God, fire, explosions, storms, flood, earthquakes, tides, lightning or war. But a lack of credit, funds or financing shall not be deemed a circumstances beyond the reasonable control of either party. The party affected by a "force majeure event" shall notify the other party of such relief from liability as soon as possible.

9.2 In the event that the performance of this Agreement is delayed or impeded by the aforementioned "force majeure," the party affected by such force majeure shall not be liable in any way under this Agreement to the extent of such delay or impedance. The party affected shall take appropriate measures to mitigate or eliminate the impact of such "force majeure" and shall attempt to resume the performance of obligations delayed or impeded by such "force majeure." As soon as the force majeure event is eliminated, the parties agree to use their best efforts to resume the performance of this Agreement.

10. Notices
Notices or other communications sent by either party as required by this Agreement shall be written in Chinese, and a notice shall be deemed served when it is delivered to the address of either party or the addresses of both parties below by personal delivery, registered mail, mail with prepaid postage or recognized express mail or facsimile.

     To Party A (Licensor):
     Attn:                 Mr. Zhang, MingOAA/, General Manager
                           Guangzhou Dianxun Digital Network Technology Co., Ltd ("________________")
                           Room 803, GuangRi Building, Shi You Nan Road,
                           Wuyang XinCheng, Guangzhou 510613, China
                           (Chinese Address "________________")

     To Party B:
     Attn:                 Mr. Zhang, MingOAA/, General Manager
                           GuangZhou DianXun Company Limited
                           ("________________")
                           Room 803, GuangRi Building, Shi You Nan Road, Wuyang XinCheng, Guangzhou 510613, China (Chinese Address "________________")

11. Assignment
Unless Party A's prior written consent is obtained, Party B shall not assign the rights enjoyed to thereby and obligations undertaken thereby under this Agreement to any third party.

12. Severability
In the event that any provisions of this Agreement are invalid or unenforceable due to inconsistency with law, then such provisions shall only be invalid or unenforceable to the extent of the jurisdiction of such law, and shall not affect the legal validity of the remaining provisions of this Agreement.

13. Amendments and Supplements
Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

14. Governing Laws
This Agreement shall be governed by laws of China and shall be construed in accordance therewith.

IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Agreement as of the date first above written.


                           (Signature Page to Follow)

Party A: Guangzhou Dianxun Digital Network Technology Co., Ltd
(Chinese Company Name "________________")

                        By:          /s/ Mr. Zhang, Ming
                                     ------------------------------------------
                        Name:        Mr. Zhang, Ming
                        Title:       Legal Representative and
                                     General Manager


Party B: An affiliated Chinese entity of Party A:
GuangZhou DianXun Company Limited (Chinese Company Name "________________")

                        By:           /s/ Mr. Zhang, Ming
                                     ------------------------------------------
                        Name:        Mr. Zhang, Ming
                        Title:       Legal Representative and
                                     General Manager

ATTACHMENT 1: Table of Contents of Technical Consultations and Services

Including furnishing of training of personnel, network platforms appurtenant to management and information services required for Party B's business, making recommendations to Party B regarding the telecommunications value-added and other forms of services accepted by the parties.

ATTACHMENT 2: The Calculation and Payment of the Technical Consulting and Service Fee

For each Value-adder Service sold by Party B, Party B shall pay Party A 100% of each income in technical consulting and service fee. Party B shall settle and pay the aforementioned technical consulting and service fee by the 15th of each month.

The aforementioned method of calculation may be adjusted quarterly by Party A and Party B depending on the current actual circumstances.

                             SHARE PLEDGE AGREEMENT

This Share Pledge Agreement (hereinafter referred to as this "Agreement") has been executed by and between the following parties on Dec 1, 2004 in Guangzhou.

Pledgee: Guangzhou Dianxun Digital Network Technology Co., Ltd (Chinese Company Name "________________"), a company incorporated in Guangzhou, China whose principal place of business is Room 803, GuangRi Building, Si You Nan Road, Wuyang XinCheng, Guangzhou 510613, China (Chinese Address "________________")

Pledgor: Zhang, Ming, Lai, Jinnan, and Liu, Dong residents of PRC, located at No.8, No.8 Street, Luyiju, Clifford Estates, Panyu Borough, Guangzhou, Guangdong, China ("________________"); at 901, No 3 Door, No3 Building, 388
JinNin Road, XiangZhou Borough, Zhuhai, Guangdong, China ("________________"); and at 803 GuangRi Building, WuYangXinCheng, SiYou South Road, Guangzhou, Guangdong, China ("________________").

WHEREAS:

1. Pledgors are citizens of the People's Republic of China (hereinafter referred to as "China"), and holds 100% of the shares in Guangzhou DianXun Technology Co., Ltd. ("Guangzhou Dianxun"). Guangzhou Dianxun is a limited liability company registered in Guangzhou, China.

2. Pledgee is a wholly foreign owned entity registered in Guangzhou, China, and is engaged in the business of developing computer software and hardware technologies and systems integration and information services (including online travel information consulting services). Pledgee and Guangzhou Dianxun executed a Consulting Services Agreement (hereinafter referred to as the "Service Agreement") on Oct 10, 2004;

3. To ensure that Pledgee collects consulting and service fees regularly from Guangzhou Dianxun partially owned by Pledgor, Pledgor hereby pledges all of the shares in Guangzhou Dianxun held by him as security for the consulting and service fees under the Service Agreement.

To perform the provisions of the Service Agreement, Pledgors and Pledgee have mutually agreed to execute this Agreement upon the following terms.

1. Unless otherwise provided herein, the terms below shall have the following meanings:

1.1 Pledge: shall refer to the entire content set forth in Article 2 of this Agreement.

1.2 Shares: shall refer to all of the shares lawfully held by Pledgors in Guangzhou Dianxun.

1.3 Pledge Ratio: shall refer to the ratio between value of the pledge under this Agreement and the service fees payable by Guangzhou Dianxun to Pledgee.

1.4 Term of Pledge: shall refer to the term set forth in Section 3.2 of this Agreement.

1.5 Service Agreement: shall refer to the Consulting Services Agreement executed by and between Guangzhou Dianxun owned by Pledgors and Pledgee on October 10, 2004.

1.6 Event of Default: shall refer to any circumstances set forth in Article 7 of this Agreement.

1.7 Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2. THE PLEDGE

2.1 Pledgors hereby pledge to Pledgee all of his shares in Guangzhou Dianxun. "Pledge" shall refer to the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the shares held by Pledgors.

3. THE PLEDGE RATIO AND TERM OF PLEDGE

3.1 The Pledge Ratio

3.1.1 The Pledge Ratio of the Pledge shall be approximately 100%.

3.2 Term of Pledge

3.2.1 The Pledge in accordance with this Agreement shall take effect as of the date of recording on the shareholders list of Guangzhou Dianxun, and the effective term of the Pledge shall be the same as the effective term of the Service Agreement. The parties agree to complete the filing procedures of the Pledge with the industry and commerce administration government authorities with which Guangzhou Dianxun was registered after this Agreement takes effect.

3.2.2 DURING THE TERM OF THE PLEDGE, IN THE EVENT THAT PLEDGORS FAIL TO PAY THE EXCLUSIVE TECHNICAL CONSULTING SERVICE FEES IN ACCORDANCE WITH THE SERVICE AGREEMENT, PLEDGEE SHALL HAVE THE RIGHT TO DISPOSE OF THE PLEDGE IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT.

4. CUSTODY OF RECORDS FOR SHARES SUBJECT TO PLEDGE

4.1 During the Term of Pledge set forth in this Agreement, Pledgors shall submit to Pledgee's custody the capital contribution certificate for the Shares and the shareholder's list within one week from the execution of this Agreement.

4.2 Pledgee shall have the right to collect dividends generated by the Shares.

5. REPRESENTATIONS AND WARRANTIES OF PLEDGORS

5.1 Pledgors are the lawful owners of the Shares.

5.2 Whenever Pledgee exercises its right with respect to the Pledge in accordance with this Agreement, there shall not be any intervention from any other parties.

5.3 Pledgee shall have the right to dispose of and transfer the Pledge in accordance with the provisions set forth in this Agreement.

5.4 Except the Pledgee, the Pledgors have not placed any other pledge rights on the Shares.

6. COVENANTS OF THE PLEDGORS

6.1 Pledgors hereby promise to the Pledge for the interest of the Pledgee, that during the term of this Agreement, Pledgors shall:

6.1.1 Not transfer the Shares, place or permit the existence of any pledge that may affect the Pledgee's rights and interests in the Shares, without the prior written consent of Pledgee;

6.1.2 Comply with the provisions of all laws and regulations applicable to the pledge of rights, and within 5 days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee's reasonable request or upon consent of Pledgee;

6.1.3 Promptly notify Pledgee of any event or notice received by Pledgee that may have an impact on Pledgee's rights to the Shares or any portion thereof, as well as promptly notify Pledgee of any event or notice received by Pledgee that may have an impact on any guarantees and other obligations of Pledgor arising in connection with this Agreement.

6.2 Pledgors agree that the rights acquired by Pledgee in accordance with this Pledge Agreement with respect to Pledge shall not be interrupted or harmed by Pledgors or any heirs or representatives of Pledgors or any other persons through operation of law.

6.3 Pledgors hereby warrant to Pledgee that to protect or perfect the guarantee provided by this Agreement for payment of the consulting service fees under the Service Agreement, Pledgors hereby execute in good faith and shall cause other parties who have a stake in the Pledge to execute all rights certificates, agreements, deeds and/or covenants required by Pledgee and / or shall perform and shall cause other parties who have a stake in the Pledge to perform actions required by Pledgee, and facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, execute all relevant documents that modify stock certificates with Pledgee or designee(s) of Pledgee (natural persons / legal persons), and shall provide to Pledgee within a reasonable time all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4 Pledgors hereby warrant to Pledgee that for Pledgee's interest, Pledgors shall comply with representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgors shall indemnify Pledgee for all of its losses resulting therefrom.

7. EVENT OF DEFAULT

7.1 The following circumstances shall be deemed Events of Default:

7.1.1 Guangzhou Dianxun fails to pay in full the exclusive technical service fees payable under the Service Agreement;

7.1.2 Any representation or warranty by Pledgors in Article 5 of this Agreement contains material misrepresentations or errors, and/or Pledgors violate any of the warranties in Article 5 of this Agreement;

7.1.3 Pledgors breach any of the covenants in Article 6 of this Agreement;

7.1.4 Pledgors breach any provisions of this Agreement;

7.1.5 Pledgors give up the Shares pledged or assign the Shares pledged without the written consent of Pledgee;

7.1.6 Any of Pledgors' own loans, guarantees, indemnification, promises or other debt liabilities to any third party or parties (1) have been subject to a demand of early repayment or performance; or (2) have become due but are not capable of being repaid or performed in a timely manner, thus leading Pledgee to believe that Pledgors' ability to perform its obligations under this Agreement has been affected;

7.1.7 Pledgors are unable to repay general debts and other debts;

7.1.8 The promulgation of applicable laws have rendered this Agreement illegal or have rendered it impossible for Pledgors to continue to perform its obligations under this Agreement;

7.1.9 All approvals, licenses, permits or authorizations of government agencies that make this Agreement enforceable, legal and effective have been withdrawn, terminated, invalidated or substantively changed;

7.1.10 Adverse changes in properties owned by Pledgors, which lead Pledgee to believe that that Pledgors' ability to perform its obligations under this Agreement has been affected;

7.1.11 The successor or custodian of Guangzhou Dianxun is capable of only partially perform or refuses to perform the payment obligations under the Service Agreement;

7.1.12 Breach of this Agreement resulting from breach of other provisions of this Agreement by Pledgors' action or omission; and

7.1.13 Other circumstances where Pledgee is unable to exercise its right with respect to the Pledge.

7.2 Upon information or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgors shall immediately notify Pledgee in writing. Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee's satisfaction, Pledgee may issue a Notice of Default to Pledgors in writing upon the occurrence of the Event of Default or at any time thereafter and demand that Pledgors immediately pay all outstanding payments due under the Service Agreement and all other payments due to Pledgee, or dispose of the Pledge in accordance with the provisions of Article 8 of this Agreement.

8. EXERCISE OF PLEDGE

8.1 Prior to the full payment of the consulting service fee described in the Service Agreement, without the Pledgee's written consent, Pledgors shall not assign the Pledge.

8.2 Pledgee shall issue a Notice of Default to Pledgors when exercising the Pledge.

8.3 Subject to the provisions of Section 7.3, Pledgee may exercise the right to dispose of the Pledge concurrently with the issuance of the Notice of Default in accordance with Section 7.2 or at any time after the issuance of the Notice of Default.

8.4 Pledgee shall have the right to be compensated with the conversion price of the Shares under this Agreement in part or in whole, in accordance with legally mandated procedures, or with the auction or sale price of such Shares on a preferential basis, until all outstanding consulting service fees and all other outstanding payments under the Service Agreement have been paid off.

8.5 When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgors shall not erect any impediment, and shall provide necessary assistance to enable Pledgee to realize its Pledge.

9. ASSIGNMENT

9.1 Unless Pledgee consents in advance, Pledgors shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2 This Agreement shall be binding on Pledgors and the successors thereof, and shall be valid with respect to Pledgee and each of the successors and assigns thereof.

9.3 At any time, Pledgee may assign any and all of its rights and obligations under the Service Agreement to its designee(s) (natural / legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were a party to this Agreement. When the Pledgee assigns the rights and obligations under the Service Agreement, upon Pledgee's request, Pledgors shall execute relevant agreements and / or documents relating to such an assignment.

9.4 In the event of a change in Pledgee due to an assignment, the new parties to the Pledge shall execute a new pledge agreement.

10. TERMINATION

10.1Upon the payoff of the consulting service fees under the Service Agreement and Pledgors no longer undertakes any obligations under the Service Agreement, this Pledge Agreement shall be terminated, and Pledgors shall then cancel or terminate this Agreement as soon as reasonably practicable.

11. HANDLING FEES AND OTHER EXPENSES

11.1 All fees and out of pocket expenses relating to this Agreement, including but not limited legal costs, cost of production, stamp tax and any other taxes and fees shall be borne by Pledgors. In the event that the law requires Pledgee to pay relevant taxes, Pledgors shall provide full reimbursement for all taxes already paid by Pledgee.


11.2 IN THE EVENT THAT PLEDGORS FAIL TO PAY ANY TAXES AND FEES IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT OR IN THE EVENT THAT DUE TO OTHER REASONS, PLEDGEE ATTEMPTS TO RECOVER TAXES AND FEES PAYABLE BY PLEDGORS THROUGH ANY MEANS, ALL EXPENSES (INCLUDING BUT NOT LIMITED TO VARIOUS TAXES, HANDLING FEES, MANAGEMENT FEES, COST OF LITIGATION, ATTORNEY'S FEES AND VARIOUS INSURANCE PREMIUMS, ETC.) RESULTING THEREFROM SHALL BE BORNE BY PLEDGORS.

12. FORCE MAJEURE

12.1 "Force majeure" shall refer to any event beyond the reasonable control of either party and that still cannot be avoided even if the party affected has exercised reasonable care, including but not limited government actions, acts of God, fire, explosions, storms, flood, earthquakes, tides, lightning or war. But a lack of credit, funds or financing shall not be deemed a circumstances beyond the reasonable control of either party. The party affected by a "force majeure event" shall notify the other party of such relief from liability as soon as possible.

12.2 In the event that the performance of this Agreement is delayed or impeded by the aforementioned "force majeure," the party affected by such force majeure shall not be liable in any way under this Agreement to the extent of such delay or impedance. The party affected shall take appropriate measures to mitigate or eliminate the impact of such "force majeure" and shall attempt to resume the performance of obligations delayed or impeded by such "force majeure." As soon as the force majeure event is eliminated, the parties agree to use their best efforts to resume the performance of this Agreement.

13. RESOLUTION OF DISPUTES

13.1This Agreement shall be governed by laws of China and shall be construed in accordance therewith.

13.2 In the event of any dispute with respect to the construction and performance of the provisions of this Agreement, the parties shall negotiate in good faith to resolve same. Upon failure of such negotiations, any party may submit the relevant disputes to the China International Economics and Foreign Trade Arbitration Commission for resolution by arbitration, in accordance with its current arbitration rules., and the language used during arbitration shall be Chinese. The arbitration ruling shall be final and binding on both parties.

14. NOTICES

14.1 Notices sent by the parties to perform the rights and obligations under this Agreement shall be in writing. If sent by personal delivery, such a notice shall be deemed served upon actual delivery; if sent by telex or facsimile, such a notice shall be deemed served at the time of transmission. If the date of transmission is not a business day or if transmission is after hours, then the next consecutive business day shall be the date of service. The address of service shall be the addresses of the two parties on the first page of this Agreement or addresses notified in writing at any time subsequently. In writing shall include facsimiles and telexes.

15. ATTACHMENTS

The attachments set forth in this Agreement shall be an integral part hereof.

16. EFFECTIVENESS

Any amendments, changes and supplements to this Agreement shall be in writing and shall take effect upon affixation of the signatures and seals of the parties.

16.2 This Agreement is written in English in triplicate copies.

                           (Signature Page to Follow)

Pledgee:          Guangzhou Dianxun Digital Network Technology Co., Ltd


Authorized representative: ___________



Pledgor: Zhang, Ming
No.8, No.8 Street, Luyiju, Clifford Estates, Panyu Borough, Guangzhou, Guangdong, China ("________________")


Signed:  /s/ Zhang, Ming


Lai, Jinnan
901, No 3 Door, No3 Building, 388 JinNin Road, XiangZhou Borough, Zhuhai, Guangdong, China ("________________")


Signed: /s/ Lai, Jinnan


Liu, Dong
803 GuangRi Building, WuYangXinCheng, SiYou South Road, Guangzhou, Guangdong, China ("________________")


Signed: /s/ Liu, Dong

                                POWER OF ATTORNEY

I, Zhang, Ming OAA/ ("WenChu"), a Chinese citizen with Chinese PASSPORT # G09161800, hereby irrevocably authorize Mr. Victor Tong to exercise the following rights during the term of this Power of Attorney:

Mr. Victor Tong is hereby authorized to exercise on my behalf at shareholders meetings of Guangzhou DianXun Technology Co., Ltd. (the "Company"), 51% of all the shareholder's voting rights I am entitled to under Chinese laws and the Company's bylaws, including but not limited to the sale or transfer of the shares I hold in the Company in part or in whole, and designate and appoint on my behalf at the shareholders meetings of the Company, the chief executive officer of the Company.

The aforementioned authorization shall be subject to Mr. Victor Tong being an employee of PacificNet Inc ("PacificNet"). As soon as Mr. Victor Tong no longer holds any position with PacificNet, I shall withdraw the authorization granted thereto herein, and shall designate / authorize another employee of PacificNet to exercise all of my shareholders voting rights at shareholders meetings of the Company.

During the valid existence of the Company, unless the Operating Agreement jointly executed by and between PacificNet and the Company is terminated early due to any reason, the term of this Power of Attorney shall be 5 years from the date of execution of this Power of Attorney.


                                            /s/ Zhang, Ming
                                             Zhang, Ming
                                             ("WenChu")



                                             DECEMBER 1, 2004

                                POWER OF ATTORNEY

I, Lai, Jinnan Au1/2oAI ("Marco"), a Chinese citizen with Chinese PASSPORT # G10920356, hereby irrevocably authorize Mr. Victor Tong to exercise the following rights during the term of this Power of Attorney:

Mr. Victor Tong is hereby authorized to exercise on my behalf at shareholders meetings of Guangzhou DianXun Technology Co., Ltd. (the "Company"), 51% of all the shareholder's voting rights I am entitled to under Chinese laws and the Company's bylaws, including but not limited to the sale or transfer of the shares I hold in the Company in part or in whole, and designate and appoint on my behalf at the shareholders meetings of the Company, the chief executive officer of the Company.

The aforementioned authorization shall be subject to Mr. Victor Tong being an employee of PacificNet Inc ("PacificNet"). As soon as Mr. Victor Tong no longer holds any position with PacificNet, I shall withdraw the authorization granted thereto herein, and shall designate / authorize another employee of PacificNet to exercise all of my shareholders voting rights at shareholders meetings of the Company.

During the valid existence of the Company, unless the Operating Agreement jointly executed by and between PacificNet and the Company is terminated early due to any reason, the term of this Power of Attorney shall be 5 years from the date of execution of this Power of Attorney.



                                             /s/ Lai, Jinnan
                                             Lai, Jinnan
                                             ("Marco")



                                             DECEMBER 1, 2004

                                POWER OF ATTORNEY

I, Liu Dong ("_____"), a Chinese citizen with Chinese ID number:
350500197806092530, hereby irrevocably authorize Mr. Victor Tong to exercise the following rights during the term of this Power of Attorney:

Mr. Victor Tong is hereby authorized to exercise on my behalf at shareholders meetings of Guangzhou DianXun Technology Co., Ltd. (the "Company"), 51% of all the shareholder's voting rights I am entitled to under Chinese laws and the Company's bylaws, including but not limited to the sale or transfer of the shares I hold in the Company in part or in whole, and designate and appoint on my behalf at the shareholders meetings of the Company, the chief executive officer of the Company.

The aforementioned authorization shall be subject to Mr. Victor Tong being an employee of PacificNet Inc ("PacificNet"). As soon as Mr. Victor Tong no longer holds any position with PacificNet, I shall withdraw the authorization granted thereto herein, and shall designate / authorize another employee of PacificNet to exercise all of my shareholders voting rights at shareholders meetings of the Company.

During the valid existence of the Company, unless the Operating Agreement jointly executed by and between PacificNet and the Company is terminated early due to any reason, the term of this Power of Attorney shall be 5 years from the date of execution of this Power of Attorney.



                                              /s/ Liu Dong
                                             Liu Dong
                                             ("______")



                                             DECEMBER 1, 2004

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